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                                                                   EXHIBIT 99.10

                                                               Execution Version


                     MERRILL LYNCH MORTGAGE INVESTORS TRUST
                               SERIES MLCC 2003-E
                       MORTGAGE PASS-THROUGH CERTIFICATES

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                      Among

                               RWT HOLDINGS, INC.,

                        SEQUOIA RESIDENTIAL FUNDING, INC.

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                           dated as of August 1, 2003

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                                TABLE OF CONTENTS

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                                                                                        PAGE
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Section 1.     Representations and Warranties of all Parties..........................    1

Section 2.     Additional Representations, Warranties and
                   Agreements of RWT and Sequoia......................................    1

Section 3.     Conveyance of Mortgage Loans...........................................    2

Section 4.     Intention of Parties...................................................    3

Section 5.     Termination............................................................    4

Section 6.     Miscellaneous..........................................................    5
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                        MORTGAGE LOAN PURCHASE AGREEMENT

                  This Mortgage Loan Purchase Agreement (the "Agreement") is made as of August 1, 2003, by and among RWT Holdings, Inc., a Delaware corporation ("RWT"), Sequoia Residential Funding, Inc., a Delaware corporation ("Sequoia"), and Merrill Lynch Mortgage Investors, Inc. ("MLMI"), a Delaware corporation.

                  Section 1. Representations and Warranties of all Parties. Sequoia, RWT and MLMI, each as to itself and not the other, hereby represents, warrants and agrees that:

                  (a) Authorization. The execution, delivery and performance of this Agreement by it are within its respective powers and have been duly authorized by all necessary action on its part.

                  (b) No Conflict. The execution, delivery and performance of this Agreement will not violate or conflict with (i) its charter or bylaws, (ii) any resolution or other corporate action by it, (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority in any way applicable to or binding upon it, and (iv) will not result in or require the creation, except as provided in or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Mortgage Loans.

                  (c) Binding Obligation. This Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement's terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

                  Section 2. Additional Representations, Warranties and Agreements of RWT and Sequoia.

                  (a) RWT represents and warrants to, and agrees with, Sequoia and MLMI that (i) RWT has good and valid title to the mortgage loans identified in Schedule A to the Trust Agreement (the "Mortgage Loans") and holds the right, title and interest assigned to it in each Mortgage 1004 Pledge Agreement and Parent Power(R) Agreement relating to the Mortgage Loans, in each case free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims; and (ii) upon transfer to Sequoia, Sequoia will receive good, valid and marketable title to all of the Mortgage Loans and will receive all of RWT's right, title and interest in each such Mortgage 1004 Agreement and Parent Power(R) Agreement, in each case free and clear of any liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims.

                  (b) Sequoia represents and warrants to, and agrees with, MLMI that upon transfer of the Mortgage Loans from RWT to Sequoia, it will have good and valid title to
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         the Mortgage Loans and will hold the right, title and interest assigned to it in each Mortgage 1004 Pledge Agreement and Parent Power(R) Agreement relating to the Mortgage Loans, in each case free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims, and, upon transfer to MLMI, MLMI will receive good, valid and marketable title to all of the Mortgage Loans and will receive all of Sequoia's right, title and interest in each such Mortgage 1004 Pledge Agreement and Parent Power(R) Agreement, in each case free and clear of any liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims.

                  (c) RWT will make the representations and warranties as to the Mortgage Loans that will be set forth as an Exhibit to the Trust Agreement, for the benefit of Sequoia, MLMI, and the Trustee.

                  (d) RWT hereby agrees that it will comply with the provisions of Section 2.01 of the Trust Agreement in respect of a breach of any of the representations and warranties set forth in this
         Section 2.

                  Section 3. Conveyance of Mortgage Loans. RWT, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to Sequoia, without recourse, all of RWT's right, title and interest in and to (a) the Mortgage Loans, including the related Mortgage Documents and all interest and principal received or receivable by RWT on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Mortgage Loans on or before the Cut-off Date, and all other proceeds received in respect of such Mortgage Loans, (b) RWT's rights under this Agreement, the Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, each as amended to date and modified by the related Acknowledgements, (c) the pledge, control and guaranty agreements and the Limited Purpose Surety Bond relating to the Additional Collateral Mortgage Loans, (d) the Insurance Policies, (e) all cash, instruments or other property held or required to be deposited in the Certificate Account or the Distribution Account, (f) property that secured a Mortgage Loan that has become an REO Property and (g) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards. On or prior to the Closing Date, RWT shall deliver to Sequoia or, at Sequoia's direction, to the Trustee, the Mortgage File for each Mortgage Loan in the manner set forth in Section 2.01 of the Trust Agreement. Such delivery of the Mortgage Files shall be made against payment by Sequoia of the purchase price for the Mortgage Loans and related assets, which shall be cash wired to RWT's account. The amount of the cash payment by Sequoia shall be set forth in writing in a separate letter. Such conveyance of the Mortgage 1004 Pledge Agreements and Parent Power(R) Agreements hereunder shall include all rights, powers and options (but none of the obligations, if any) of RWT thereunder.

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                  Sequoia, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to MLMI, without recourse, all of Sequoia's right, title and interest in and to (a) the Mortgage Loans, including the related Mortgage Documents and all interest and principal received or receivable by Sequoia on or with respect to the Mortgage Loans after the Cut-Off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Mortgage Loans on or before the Cut-off Date, and all other proceeds received in respect of such Mortgage Loans, (b) Sequoia's rights under this Agreement, the Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, each as amended to date and modified by the related Acknowledgements, (c) the pledge, control and guaranty agreements and the Limited Purpose Surety Bond relating to the Additional Collateral Mortgage Loans, (d) the Insurance Policies, (e) all cash, instruments or other property held or required to be deposited in the Certificate Account or the Distribution Account, (f) property that secured a Mortgage Loan that has become an REO Property and (g) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards. On or prior to the Closing Date, Sequoia shall deliver, or cause to be delivered, to the Trustee the Mortgage File for each Mortgage Loan in the manner set forth in Section 2.01 of the Trust Agreement. Such delivery of the Mortgage Files shall be made against delivery by MLMI of the purchase price for the Mortgage Loans and related assets. The amount of the purchase price by MLMI shall be set forth in writing in a separate letter.

                  Section 4. Intention of Parties. It is the express intent of the parties hereto that (without addressing characterization for tax purposes) the conveyance (i) of the Mortgage Loans by RWT to Sequoia and (ii) of the Mortgage Loans by Sequoia to MLMI each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the granting party, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant (i) by RWT to Sequoia or (ii) by Sequoia to MLMI, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

                  RWT, Sequoia and MLMI shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. RWT and Sequoia shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned hereunder.

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                  Section 5. Termination. (a) MLMI may terminate this Agreement, by notice to RWT, at any time at or prior to the Closing Date:

                  (i) if the Underwriting Agreement is terminated by the Underwriters pursuant to the terms of the Underwriting Agreement or if the Underwriters do not complete the transactions contemplated by the Underwriting Agreement as the result of the failure of any condition set forth therein or if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or Prospectus Supplement, any material adverse change in the financial condition, earnings, business affairs or business prospects of RWT, whether or not arising in the ordinary course of business, or

                  (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Certificates or to enforce contracts for the sale of the Certificates, or

                  (iii) if trading in any securities of RWT has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or

                  (iv) if a banking moratorium has been declared by either Federal or New York authorities, or

                  (v) if a change in control of RWT shall have occurred other than in connection with and as a result of the issuance and sale by RWT of registered, publicly offered common stock, or

                  (vi) if there is (x) a material breach by RWT of any representation and warranty contained in this Agreement or (y) a failure by RWT to make any payment payable by it under this Agreement or (z) any other failure by RWT to observe and perform in any material respect its material covenants, agreements and obligations with MLMI, including without limitation those contained in this Agreement, and MLMI has reason to believe in good faith that such failure may not have been cured in all material respects at the expiration of 2 (two) days following discovery thereof by RWT, or

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                  (vii)             if RWT fails to provide written notification
         to the Underwriters of any change in its loan origination, acquisition or appraisal guidelines or practices, or RWT, without the prior consent of the Underwriters (which shall not be unreasonably withheld), amends in any material respect its loan origination, acquisition or appraisal guidelines or practices.

                  (b) This Agreement shall terminate automatically without any required notice or other action by any party hereto if the Closing Date for the issuance of the Certificates has not occurred by September 15, 2003.

                  Section 6. Miscellaneous.

                  (a) Amendments, Etc. No rescission, modification, amendment, supplement or change of this Agreement shall be valid or effective unless in writing and signed by all of the parties to this Agreement.

                  (b) Binding Upon Successors, Etc. This Agreement shall bind and inure to the benefit of and be enforceable by RWT, Sequoia, MLMI, and the respective successors and assigns thereof. The parties hereto acknowledge that MLMI is acquiring the Mortgage Loans for the purpose of selling, transferring, assigning, setting over and otherwise conveying them to the Trustee, pursuant to the Trust Agreement for inclusion in the Trust Fund. As an inducement to MLMI to purchase the Mortgage Loans, RWT and Sequoia acknowledge and consent to the assignment to the Trustee by MLMI of all of MLMI's rights against RWT and Sequoia hereunder in respect of the Mortgage Loans sold to MLMI and that the enforcement or exercise of any right or remedy against RWT and Sequoia hereunder by the Trustee or to the extent permitted under the Trust Agreement shall have the same force and effect as if enforced and exercised by MLMI directly.

                  (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (e) Headings. The headings of the several parts of this Agreement are inserted for convenience of reference and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

                  (f) Definitions. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Trust Agreement to be dated as of August 1, 2003 among MLMI, MLCC, Sequoia and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trust Agreement").

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                  (h)      Nonpetition Covenant. Until one year plus one day
         shall have elapsed since the termination of the Trust Agreement in accordance with its terms, neither RWT nor any assignee of RWT or Sequoia or MLMI shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Sequoia or MLMI under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Sequoia or MLMI or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Sequoia or MLMI.

                                      * * *

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                  IN WITNESS WHEREOF, each party has caused this Mortgage Loan
Purchase Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.

                                    RWT HOLDINGS, INC.

                                    By:___________________________________
                                            Name:
                                            Title:

                                    SEQUOIA RESIDENTIAL FUNDING, INC.

                                    By:___________________________________
                                            Name:
                                            Title:

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                    By:___________________________________
                                            Name:
                                            Title:

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